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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 20, 2005


                                AMERIANA BANCORP
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               (Exact name of registrant as specified in charter)

     Indiana                           0-22423                    35-1782688
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(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
    of incorporation)                                       Identification No.)


               2118 Bundy Avenue, New Castle, Indiana 47362-1048
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              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
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                                 Not Applicable
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
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     On September 20, 2005, Ameriana Bank and Trust, SB (the "Bank"), the
wholly-owned subsidiary of Ameriana Bancorp (the "Company"), entered into a Change-In-Control Severance Agreement (the "Agreement") with James A. Freeman, the Senior Vice President--Commercial Lending and Credit Administration of the Bank. The Agreement provides for a three-year term, subject to annual renewal by the Board of Directors.

     Pursuant to the Agreement, Mr. Freeman is entitled to receive severance benefits if (1) he voluntarily terminates his employment within 30 days of a change in control, (2) during the period beginning six months before a change in control and ending on the later of the first annual anniversary of the change in control or the expiration date of the Agreement (the "Protected Period"), he voluntarily terminates his employment within 90 days of an event that constitutes constructive termination, or (3) the Company, the Bank or their successor in interest terminates his employment for any reason other than just cause during the Protected Period.

     If Mr. Freeman becomes entitled to receive severance benefits under the Agreement, the Bank shall pay him a sum equal to 2.99 times the average annual compensation paid to him for the five most recent taxable years ending before the change in control, subject to such reduction as may be required to prevent the payment from being deemed an "excess parachute payment" under Section 280G of the Internal Revenue Code of 1986.

     A copy of the Agreement will be filed by the Company as an exhibit to the quarterly report on Form 10-Q for the quarterly period ending September 30, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERIANA BANCORP



Dated: September 21, 2005        By:  /s/ Jerome J. Gassen
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                                      Jerome J. Gassen
                                      President and Chief Executive Officer